SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 24, 2003

Xcel Energy Inc. (Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)

1-3034	41-0448030

(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall, Minneapolis, MN	55402

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 330-5500

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EX-99.01 Press Release

Item 5. Other Events

On Sept. 24, 2003, Northern States Power Company, a Minnesota corporation and a wholly owned subsidiary of Xcel Energy, the Minnesota Department of Commerce and the Minnesota Office of the Attorney General announced that they have reached a settlement agreement addressing issues stemming from an investigation into power outage reporting in Minnesota. For more information see the press release attached as exhibit 99.01.

On Sept. 24, 2003, Xcel Energy also reaffirmed its guidance for pro-forma earning per share (EPS) from continuing operations for 2003, as detailed in the following table. The guidance contains financial measures, which are not based on generally accepted accounting principles (GAAP). It includes a pro-forma forecast of earnings from continuing operations for 2003 that does not include NRG impacts, various tax benefits associated with Xcel Energy’s investment in NRG and settlement agreement with NRG and its creditors or the gain on the sale of Viking Gas. This guidance has adjusted GAAP earnings guidance to reflect the impact of historic and expected future events, which management believes to be more indicative of future earnings performance. A reconciliation to GAAP earnings per share is included in the table.

2003 EPS Range

Utility operations	$1.25 - $1.30
Seren Innovations	($0.05)
Eloigne Company	$0.03
Holding company financing	($0.09)
Other nonregulated subsidiaries	$0.01

Xcel Energy — Pro-Forma Continuing Operations	$1.15 - $1.20
Xcel Energy’s share of NRG’s losses	($0.62)
Tax effect of settlement payments	$0.65
Additional tax benefit associated with investment in NRG	$0.25
Gain on the sale of Viking Gas	$0.05

Xcel Energy — GAAP	$1.48 - $1.53

This report includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include statements that are intended to be identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “forecast,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on access to capital; business conditions in the energy industry; competitive factors; unusual weather; changes in federal or state legislation; regulation; risks associated with the California power market; currency translation and transaction adjustments; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; risks related to the financial condition of NRG; actions by the New York bankruptcy court; the failure to realize expectations regarding the NRG settlement agreement; actions by regulators, including the Securities and Exchange Commission (SEC) under the Public Utility Holding Company Act of 1935 (PUHCA); and the other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2002.

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Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.01	Xcel Energy Press Release dated Sept. 24, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcel Energy Inc. (a Minnesota Corporation)

/S/ RICHARD C. KELLY Richard C. Kelly Vice President and Chief Financial Officer

September 24, 2003

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